Income Taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The components of income before income taxes were as follows:

For the year ended December 31,	2025	2024	2023
United States	$1,374	$901	$538
Foreign	466	482	437
Total	$1,840	$1,383	$975
The provision for income taxes consisted of the following:

For the year ended December 31,	2025	2024	2023
Current:
Federal(1)	$181	$70	$5
Foreign	116	98	94
State and local	18	4	2
	315	172	101
Deferred:
Federal	34	43	92
Foreign	(15)	17	16
State and local	(2)	(4)	1
	17	56	109
Total	$332	$228	$210
(1)Federal includes U.S. taxes related to foreign income.
A reconciliation of the U.S. federal statutory rate to Howmet’s effective tax rate, with prior years recategorized based on guidance issued by the FASB in December 2023, was as follows (the effective tax rate for 2025, 2024, and 2023 was a provision on income):

For the year ended December 31,	2025		2024		2023
	Amount	Percent	Amount	Percent	Amount	Percent
U.S. federal statutory tax rate	$387	21.0%	$290	21.0%	$205	21.0%
U.S. state and local income tax, net of federal income tax effect (1)	12	0.6	1	0.1	3	0.3
Foreign tax effects
Hungary
Statutory tax rate difference between Hungary and United States	(19)	(1.0)	(18)	(1.3)	(17)	(1.7)
Other	(1)	(0.1)	1	0.1	(3)	(0.3)
Other foreign jurisdictions	24	1.3	29	2.1	25	2.6
Effect of changes in tax laws or rates enacted in the current period	10	0.6	—	—	—	—
Effect of cross-border tax laws (2)
Foreign-derived intangible income	(38)	(2.1)	(25)	(1.8)	(13)	(1.3)
Global intangible low-taxed income	19	1.0	10	0.7	12	1.2
Other	(15)	(0.7)	(8)	(0.6)	—	—
Tax credits
Research and development tax credits (3)	(21)	(1.2)	(55)	(4.0)	(4)	(0.4)
Changes in valuation allowances
Change in valuation allowance on foreign tax credits	(8)	(0.4)	(4)	(0.3)	(14)	(1.4)
Nontaxable or nondeductible items	(20)	(1.1)	6	0.4	(2)	(0.2)
Changes in unrecognized tax benefits (4)	2	0.1	—	—	20	2.0
Other adjustments	—	—	1	0.1	(2)	(0.2)
Effective tax rate	$332	18.0%	$228	16.5%	$210	21.5%
(1)Primarily due to state taxes in California in all periods presented.
(2)Taxes due from future inclusions in U.S. taxable income related to GILTI are treated as current period expenses when incurred.
(3)In 2024, the Company completed an R&D study and as a result recorded a discrete tax benefit for $42 of prior year federal R&D credits approved under audit by the U.S. Internal Revenue Service and $8 of prior year state R&D credits. The Company also recorded a tax benefit for federal and state R&D credits earned during 2024 of $13 and $3, respectively. The $8 and $3 of state R&D credits are included in the U.S. state and local income tax, net of federal income tax effect row.
(4)In 2023, the Company recorded income tax reserves related to an uncertain French tax position of $20 for prior years and $1 for 2023, which is included in the Foreign tax effects, Other foreign jurisdictions row.
Total cash paid for income taxes (net of any income tax refunds received) was as follows:

For the year ended December 31,	2025	2024	2023
U.S. Federal	$188	$93	$2
U.S. State	14	7	1
Foreign:
Germany	33	28	18
France	25	11	34
China	18	10	8
Japan	9	(1)	22
Canada	6	9	6
Other	19	20	13
Total	$312	$177	$104
The components of net deferred tax assets and liabilities were as follows:

	2025		2024
December 31,	Deferred tax assets	Deferred tax liabilities	Deferred tax assets	Deferred tax liabilities
Depreciation	$4	$550	$8	$529
R&D capitalization	63	—	73	—
Employee benefits	223	7	232	9
Loss provisions	14	1	11	2
Deferred income/expense	52	245	46	293
Derivatives and hedging activities	9	—	—	—
Tax loss carryforwards	1,950	—	1,941	—
Tax credit carryforwards	98	—	110	—
Other	7	7	11	8
	$2,420	$810	$2,432	$841
Valuation allowance	(1,750)	—	(1,705)	—
Total	$670	$810	$727	$841
The following table details the expiration periods of the deferred tax assets presented above:

December 31, 2025	Expires within 10 years	Expires within 11-20 years	No Expiration(1)	Other(2)	Total
Tax loss carryforwards	$399	$345	$1,206	$—	$1,950
Tax credit carryforwards	85	6	7	—	98
Other(3)	—	—	325	47	372
Valuation allowance	(436)	(337)	(970)	(7)	(1,750)
Total	$48	$14	$568	$40	$670
(1)Deferred tax assets with no expiration may still have annual limitations on utilization.
(2)Other represents deferred tax assets whose expiration is dependent upon the reversal of the underlying temporary difference.
(3)A substantial amount of Other deferred tax assets relates to employee benefits that will become deductible for tax purposes in jurisdictions with unlimited expiration over an extended period of time as contributions are made to employee benefit plans and payments are made to retirees.
The total deferred tax asset (net of valuation allowance) is supported by projections of future taxable income exclusive of reversing temporary differences (7%), and taxable temporary differences that reverse within the carryforward period (93%).
Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not (greater than 50%) that a tax benefit will not be realized. In evaluating the need for a valuation allowance, management considers all potential sources of taxable income, including income available in carryback periods, future reversals of taxable temporary differences, projections of taxable income, and income from tax planning strategies, as well as all available positive and negative evidence. Positive evidence includes factors such as a history of profitable operations, projections of future profitability within the carryforward period, including from tax planning strategies, and Howmet’s experience with similar operations. Existing favorable contracts and the ability to sell products into established markets are additional positive evidence. Negative evidence includes items such as cumulative losses, projections of future losses, or carryforward periods that are not long enough to allow for the utilization of a deferred tax asset based on existing projections of income. Deferred tax assets for which no valuation allowance is recorded may not be realized upon changes in facts and circumstances, resulting in a future charge to establish a valuation allowance. Existing valuation allowances are re-examined under the same standards of positive and negative evidence. If it is determined that it is more likely than not that a deferred tax asset will be realized, the appropriate amount of the valuation allowance, if any, is released. Deferred tax assets and liabilities are also remeasured to reflect changes in underlying tax rates due to law changes and the granting and lapse of tax holidays.
It is Howmet’s policy to apply a tax law ordering approach when considering the need for a valuation allowance on net operating losses expected to offset GILTI income inclusions. Under this approach, reductions in cash tax savings are not considered as part of the valuation allowance assessment. Instead, future GILTI inclusions are considered a source of taxable income that support the realizability of deferred tax assets.
Howmet’s remaining foreign tax credits in the U.S. have a 10-year carryforward period expiring in 2027. Valuation allowances were initially established in prior years on a portion of the foreign tax credit carryforwards, primarily due to insufficient foreign source income to allow for full utilization of the credits within the expiration period. Foreign tax credits of $0 and $45 expired at the end of 2025 and 2024, respectively, resulting in a corresponding decrease to the valuation allowance. Due to an increase in foreign source income, the Company decreased the valuation allowance accordingly by an additional $8 and $4 in 2025 and 2024, respectively. As of December 31, 2025, the cumulative amount of the valuation allowance was $34.
The Company recorded a net $8 decrease, $7 decrease, and $2 decrease to U.S. state valuation allowances in 2025, 2024, and 2023, respectively. After weighing all available positive and negative evidence, the Company determined the adjustments based on the underlying net deferred tax assets that were more likely than not realizable based on projected taxable income. Changes in fully reserved U.S. state tax losses, credits and other deferred tax assets resulting from expirations, audit adjustments, tax rate, and tax law changes also resulted in a corresponding net $48 decrease, $30 decrease, and $49 decrease in the valuation allowance in 2025, 2024, and 2023, respectively. Valuation allowances of $345 remain against state deferred tax assets expected to expire before utilization. The need for valuation allowances against state deferred tax assets will be reassessed on a continuous basis in future periods and, as a result, the allowance may increase or decrease based on changes in facts and circumstances.
The need for valuation allowances will be reassessed by entity and by jurisdiction on a continuous basis in future periods and, as a result, the allowances may increase or decrease based on changes in facts and circumstances.
The following table details the changes in the valuation allowance:

December 31,	2025	2024	2023
Balance at beginning of year	$1,705	$1,821	$1,965
Increase to allowance	5	20	21
Release of allowance	(113)	(127)	(198)
Acquisitions, divestitures and liquidations	—	75	(16)
Tax apportionment, tax rate and tax law changes	(4)	(2)	(11)
Foreign currency translation	157	(82)	60
Balance at end of year	$1,750	$1,705	$1,821
Foreign U.S. GAAP earnings that have not otherwise been subject to U.S. tax, will generally be exempt from future U.S. tax under the 2017 Act when distributed. Such distributions, as well as distributions of previously taxed foreign earnings, could potentially be subject to U.S. state tax in certain states, and foreign withholding taxes. Foreign currency gains/losses related to the translation of previously taxed earnings from functional currency to U.S. dollars could also be subject to U.S. tax when distributed. Howmet would expect the potential withholding tax, U.S. state tax, and U.S. capital gains tax impacts to be immaterial and the potential deferred tax liability associated with future currency gains to be impracticable to determine.
Howmet and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. With a few minor exceptions, Howmet is no longer subject to income tax examinations by tax authorities for years prior to 2014. All U.S. tax years prior to 2025 have been audited by the Internal Revenue Service. Various state and foreign jurisdiction tax authorities are in the process of examining the Company’s income tax returns for various tax years through 2024.
A reconciliation of the beginning and ending amount of unrecognized tax benefits (excluding interest and penalties) was as follows:

December 31,	2025	2024	2023
Balance at beginning of year	$1	$16	$2
Additions for tax positions of the current year	1	—	1
Additions for tax positions of prior years	2	—	13
Settlements with tax authorities	—	(14)	—
Foreign currency translation	—	(1)	—
Balance at end of year	$4	$1	$16
For all periods presented, a portion of the balance pertains to state tax liabilities, which are presented before any offset for federal tax benefits. The effect of unrecognized tax benefits, if recorded, that would impact the annual effective tax rate for 2025, 2024, and 2023 would be less than 1%, less than 1%, and 2%, respectively, of pre-tax book income. Howmet does not anticipate that changes in its unrecognized tax benefits will have a material impact in the Statement of Consolidated Operations during 2026.
It is Howmet’s policy to recognize interest and penalties related to income taxes as a component of the Provision for income taxes in the Statement of Consolidated Operations. Howmet recognized interest and penalties of less than $1, $1, and $7 in 2025, 2024, and 2023, respectively. Due to the expiration of the statute of limitations, settlements with tax authorities, reductions in prior accruals, and refunded overpayments, Howmet recognized interest income of less than $1, $0, and $2 in 2025, 2024, and 2023, respectively. As of December 31, 2025, 2024, and 2023, the amount accrued for the payment of interest and penalties was $10, $9, and $11, respectively.